AMENDMENT NO. 1
                                 ---------------

     This Amendment No. 1 is made this 30th day of September, 2002, by and between Anza Capital, Inc. (successor to E-Net Financial, Inc.), a Nevada corporation ("ANZA"), and Laguna Pacific Partners, L.P., a Delaware limited partnership ("LAGUNA") (together "Parties"), to amend the terms of that certain Warrant Agreement entered into between ANZA and LAGUNA dated June 27, 2001 ("Warrant Agreement"). In the event the terms of the Warrant Agreement and this Amendment No. 1 conflict, the terms of this Amendment No. 1 control.

     In consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

EXERCISE  OF  WARRANTS:

     The Parties hereby amend all relevant terms of the Warrant Agreement to evidence the Parties' agreement that the $225,000 worth of warrants granted to LAGUNA under the Warrant Agreement are convertible at an agreed upon price of $0.075 per share. Therefore, the total number of shares of common stock LAGUNA may receive upon exercise of all the warrants under the Warrant Agreement is 3,000,000 shares.

     Additionally, the Parties hereby amend all relevant terms of the Warrant Agreement to evidence the Parties' agreement that after LAGUNA converts its warrants into shares of ANZA common stock, LAGUNA agrees that for the first ten
(10) months after LAGUNA first exercises its warrants under the Warrant Agreement (and this Amendment), LAGUNA will sell no more than 10% of the ANZA common stock LAGUNA then owns in any calendar month.

     In furtherance of the above amendments to the Warrant Agreement, the Parties also agree to amend the "Notice of Exercise" attached as Appendix A to the Warrant Agreement. The amended Appendix A to the Warrant Agreement, and the Notice of Exercise that must be used by LAGUNA to exercise its warrants under the Warrant Agreement, is attached hereto as Exhibit "A."

     IN WITNESS WHEREOF, the parties hereto, by their duly authorized officers or other authorized signatory, have executed this Addendum as of the date first above written.

     "ANZA"                              "LAGUNA"

Sign:  /s/  Vincent  Rinehart            Sign:  /s/  Matthew  Jennings
       ----------------------                   ----------------------

Print:  Vincent  Rinehart                Print:  Matthew  Jennings
        -----------------                        -----------------

Title:  President                        Title:  General  Partner
        ---------                                ----------------

Date:   9/30/02                           Date:  10/9/02
        -------                                  -------

                                   Exhibit "A"

                                  Appendix "A"
                                  ------------
                               NOTICE OF EXERCISE

THE  SECURITIES  REPRESENTED  BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF CERTAIN STATES, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

                              ELECTION TO PURCHASE

The undersigned hereby elects irrevocably to exercise the within Warrant and to purchase _______________________ shares of Common Stock of Anza Capital, Inc. and hereby makes payment of $1.00 in payment of the Exercise Price pursuant hereto. Please issue the shares as to which this Warrant is exercised in accordance with the instructions given below. The undersigned is aware and agrees that the warrants are being converted at a price per share of $0.075.

The undersigned represents and warrants that the exercise of the within Warrant was solicited by the member firm of the National Association of Securities Dealers, Inc. ("NASD") listed below. If not solicited by an NASD member, please write "unsolicited" in the space below.


___________________________________________________
(Insert  Name  of  NASD  Member  or  "Unsolicited")


Dated:  ________________________     Signature:_________________________________


INSTRUCTIONS  FOR  REGISTRATION  OF  SHARES

Name  (print) __________________________________________________________________

Address  (print)________________________________________________________________